UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

September 29, 2015

MERCARI COMMUNICATIONS GROUP, LTD.

(Exact name of registrant as specified in its charter)

Colorado	0-17284	84-1085935
State of	Commission File	IRS Employer
Incorporation	Number	Identification No.

135 Fifth Ave., 10th Floor

New York, NY 10010

Address of principal executive offices

212-739-7689

Telephone number, including

Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant’s Certifying Accountant

On or about September 29, 2015, Mercari Communications Group, Ltd. (the “Company”) dismissed Liggett, Vogt & Webb P.A. Certified Public Accountants (“Liggett”) as its independent registered principal accounting firm. The reports of Liggett on the Company’s financial statements for the last fiscal year did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. Such reports of Liggett were prepared assuming that the Company had the ability to continue as a going concern. The decision to change auditors was approved by entire Board of Directors of the Company (the “Board”).

During the fiscal year ended May 31, 2015 and the subsequent interim periods through the date of this filing, the Company has not had any disagreements with Liggett on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Liggett’ satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the fiscal year ended May 31, 2015 and the subsequent interim periods through the date of this filing, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Liggett with a copy of disclosures it is making in this Form 8-K and requested that Liggett furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Liggett’s letter dated September 30, 2015, is filed as Exhibit 16.1 hereto.

The Company has engaged Katz, Bloom & Schon CPAs LLC (“Katz”) as its new independent accountant as of September 29, 2015. During the fiscal year ended May 31, 2015 and the subsequent interim periods through the date of this filing, neither the Company nor anyone on its behalf has consulted with Katz regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Katz concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Board has approved this engagement of Katz as the Company’s new independent auditors.

The Company requested that Katz review the information set forth in the fifth paragraph of this Item 4 before this Current Report on Form 8-K was filed with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit 16.1 Letter to Securities and Exchange Commission from Liggett, Vogt & Webb P.A. Certified Public Accountants, dated September 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 5th day of October 2015.

Mercari Communications Group, Ltd.

By:	/s/ Scott L. Mathis
Scott L. Mathis, President & CEO